HOF 2025-RRTL2 DEPOSITOR LLC ABS-15G

Exhibit 99.2

Selene Diligence LLC (“Selene”)

Due Diligence Review Narrative (“Report”)

Selene’s Report, which is to be made available to certain recipients by Homeward Opportunities Fund LP (the “Client”) includes the loan level results of Selene’s independent, third-party due diligence review conducted for the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

FINAL SECURITIZATION POPULATION

Selene was instructed to perform a Full Diligence Review (Credit, Valuation and Data Integrity Review) on a population totaling 78 RTL loans the “Final Securitization Population”.

(1) Scope of review.

Selene Diligence LLC performed certain due diligence services described below on residential mortgage loans originated by the Client. The review was conducted on behalf of the Client from 07/15/2025 through 08/12/2025 via files imaged and provided by the Client for review (the “Review”).

(2) Review types.

Credit, Valuation and Data Integrity Review was conducted on 100% of the loan population.

Credit Reviews (78):

During the Review, Selene performed a Credit review on 78 mortgage loans in the Final Securitization Population.

Valuation Reviews (78):

During the Review, Selene validated that Valuations provided adhered to originator guidelines for the 78 mortgage loans in the Final Securitization Population.

Data Integrity Review (78):

During the Review, Selene performed a Data Integrity Review on 78 mortgage loans in the Final Securitization Population.

Review	Reviewed Total	% of Final Securitization Population
Credit Population	78	100.0%
Valuation Population	78	100.0%
Data Integrity Population	78	100.0%

REVIEW RESULTS SUMMARY

Selene evaluated each mortgage loan in accordance with the rating standards for credit and valuation of DBRS, Inc. and defined the grades as follows:

Credit Review

Grade “A”: the loan meets all applicable guidelines; and

HOF 2025-RRTL2

Grade “B”: the loan meets most underwriting standards with documented compensating factors; and

Grade “C”: the loan does not meet underwriting standards and compensating factors are weak; and

Grade “D”: documents provided were insufficient to complete the Credit Review.

Valuation Review

NOTE A SECONDARY VALUATION REVIEW WAS NOT OBTAINED OR REVIEWED FOR THESE LOANS.

Secondary Valuation Review products are not part of the originator’s guideline requirements

Grade “A”: The property appears complete and property and valuation meet the originator’s guideline requirements. The appraiser was appropriately licensed and used approved forms.

Grade “B”: The property and/or property valuation does not meet the originator’s guidelines, but reasonable compensating factors are documented for exceeding guidelines.

Grade “C”: The property and/or property valuation fails either multiple or substantial guideline requirements and/or there are not justifiable compensating factors to mitigate risk.

Grade “D”: The loan was missing the property valuation documentation or there was insufficient valuation documentation to perform a property review.

Data Integrity Review

No grades are assigned to this portion of the review.

HOF 2025-RRTL2

Overall Review

The overall review grade is the lower of the Credit Review and Valuation Review, with A being the highest grade and D being the lowest grade.

The table below details the population per grade level and the percentage of each grade level in comparison to the total population.

FINAL RA GRADES - OVERALL
NRSRO Grade	DBRS	%
A	71	91.03%
B	7	8.97%
C	0	0.00%
D	0	0.00%
Total	78	100.00%
Final Grades per loan broken out by credit and valuation:
FINAL RA GRADES - VALUATION			FINAL RA GRADES - CREDIT
NRSRO Grade	DBRS	%	NRSRO Grade	DBRS	%
A	78	100.00%	A	71	91.03%
B	0	0.00%	B	7	8.97%
C	0	0.00%	C	0	0.00%
D	0	0	D	0	0.00%
Total	78	100%	Total	78	100%

Data Collection and Validation:

Selene Diligence LLC was provided a data tape that included the loan characteristics below. The data tape was compared to the data points found in the loan documents. All material discrepancies were noted.

List of Exceptions noted below:

HOF 2025-RRTL2

Credit Review:

Selene Diligence LLC reviewed each loan in accordance with the underwriting guidelines provided by the Client. The credit review included a review of the borrower’s experience in rehabilitation where applicable in addition to their entity set-up and the Guarantor’s creditworthiness. Any variances to the Underwriting Guidelines were noted. The scope of the credit review included, but was not limited to the following:

a. Credit Report: A credit report is present for each Borrower and/or Guarantor, as applicable to guidelines including

●	Most recent FICO; and

●	Scores from Equifax, Experian, and Transunion if available or a one score report as provided.

b. Borrowing Entity: Verify the Borrower, if not an individual, is properly documented. If the Borrower is a legal entity, verify if the individual signing the loan documentation has the appropriate authority. Identify the Guarantors. Examples include: Articles of Incorporation, Certificated of Good Standing, Corporate Resolution, and any other required entity documentation.

c. Asset Review: Assess whether the asset documentation required by the guidelines is present in the file, including, as applicable

●	Depository account statements;

●	Stock or security account statements;

●	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved; and

●	Operating accounts from other properties.

d. Title: Verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment. Selene Diligence LLC shall also, as applicable, confirm that the final title policy, endorsements, lien position, type of ownership, and property tax review conform to the guidelines provided by Client.

e. Fraud/Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, Selene will look for an independent, background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan

e. Document Review: Review the loan files and verified the following documents, if applicable, were present in the loan file. Any missing documentation was noted as such and captured as an exception where applicable.

(a)	Initial application, (b) credit report, (c) asset documentation, (d) sales contract, (e) insurance policies, (f) valuation report(s), (g) title, (h) mortgage/deed of trust, (i) note, (j) certificate of business purpose, (k) articles of incorporation, if applicable, (l) operating agreement or borrower authorization, (m) background check, (n) experience verification, (o) guaranty, if applicable, (p) scope of work for repairs, and (q) closing settlement statement.

HOF 2025-RRTL2

Valuation Review:

Selene reviewed the valuation materials utilized during the origination of the loan which confirmed the value of the underlying property. Selene verified the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis and on an “as completed” basis, as required by the guidelines or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

If more than one valuation was provided for review, Selene confirmed consistency among the valuation products and if there are discrepancies that cannot be resolved, Selene created an exception and worked with the Client on the next steps, which may have included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Selene’s review results in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product shall be ordered. On all loans, Selene made a determination as to whether appraised value is supported based on documentation available at the time of review and adds exceptions or comments as appropriate.

Disclaimer: Please be advised that Selene did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with all applicable laws and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Selene are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Selene is relying in reaching such findings.

HOF 2025-RRTL2

Please be further advised that Selene does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Selene do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Selene. Information contained in any Selene report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Selene to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Selene are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Selene does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Selene.

THIRD PARTY REVIEW REPORTING DELIVERED

Selene furnished the following reports on this transaction:

1.	Selene Due Diligence Narrative Report
2.	ASF Report
3.	Grading Summary
4.	Exception Detail
5.	Tape Discrepancies
6.	Valuations Report
7.	Supplemental Data
8.	Third Party (TPR) Attestation Form
9.	Attestation Form 15E

HOF 2025-RRTL2